SURGEONS DIVERSIFIED INVESTMENT FUND

                       SUPPLEMENT DATED FEBRUARY 8, 2007
            TO THE PROSPECTUS OF SURGEONS DIVERSIFIED INVESTMENT FUND
                             DATED SEPTEMBER 1, 2006

--------------------------------------------------------------------------------


Effective immediately, the portions of the prospectus of Surgeons Diversified Investment Fund (the "Fund") relating to persons who may invest in the Fund have been changed.

The following paragraph replaces the first paragraph on the cover page of the Fund's prospectus:

      Surgeons  Diversified  Investment  Fund  (the  "Fund"),  a  series  of
      Surgeons Diversified Investment Fund (the "Trust"), is an open-end, diversified management investment company offering its shares. Shares of the Fund are available only to members of the American College of Surgeons (the "College"), their families and employees; affiliated retirement plans, physician practice plans and U.S. medical societies and associations all with College membership representation; and Trustees of the Trust. Individuals must be a U.S. citizen or resident of the U.S. with a valid social security number to invest in the Fund. Shares of the Fund are no-load, which means you pay no sales charges.

The following paragraph replaces the paragraph under the subheading "Eligible Investors" on page 20 of the Fund's prospectus:

      Only eligible investors may purchase shares of the Fund. Eligible investors include members of the American College of Surgeons, their families and employees; affiliated retirement plans, physician practice plans and U.S. medical societies and associations all with College membership representation; and Trustees of the Trust. Individuals must be a U.S. citizen or resident of the U.S. with a valid social security number to invest in the Fund.

The following paragraph is added as the final paragraph under the heading "Dividends, Distributions and Taxes" on page 27 of the Fund's prospectus:

      NON-U.S. INVESTORS. The Fund generally does not sell shares to non-citizens residing outside the U.S. Shareholders who are not U.S. taxpayers and who reside outside the U.S. may experience adverse tax consequences, including possible withholding of U.S. federal tax from distributions otherwise payable to them, as a result of their status or as a result of certain of the Fund's investment strategies and policies. Shareholders residing outside the U.S. should consult their tax advisors as to the tax consequences of owning Fund shares.